                                                             Exhibit 99.2

                         SUBORDINATION  AGREEMENT  dated as of May 7, 2001 among
                    (i)  CII   Financial,   Inc.,   a   California   corporation
                    ("Guarantor"),  (ii)  Bank  of  America,  N.A.,  a  national
                    banking   association  as  administrative   agent  (in  such
                    capacity,  the  "Agent")  for the Banks (as  defined  in the
                    Credit  Agreement  referred to below)  under the Amended and
                    Restated Credit  Agreement dated as of December 15, 2000, as amended (said Agreement, as amended, the "Credit Agreement")
                    among the Agent, the Banks and Sierra Health Services, Inc., a Nevada corporation and parent of Guarantor  ("Sierra") and
                    (iii) Wells Fargo Bank Minnesota,  National Association,  as
                    trustee  under  the  Indenture  referenced  herein  (in such capacity, the "Trustee").

                      Introductory Statement

     Pursuant to the terms of Guarantor's  pending exchange offer (the "Exchange
Offer"),  Guarantor is offering to exchange its new 9 1/2% Senior Debentures due
September 15, 2004 (the "New Debentures") or cash for Guarantor's  outstanding 7
1/2%  Convertible  Subordinated  Debentures  due  September  15,  2001 (the "Old
Debentures"),  subject  to the terms  and  conditions  set forth in  Guarantor's
Registration  Statement  on Form S-4  (File  No.  333-52726)  (as  amended,  the
"Registration  Statement") as filed with the Securities and Exchange Commission.
The New Debentures will be issued pursuant to an indenture (the  "Indenture") to be  entered  into  by  Guarantor  and the  Trustee.  The  Indenture  and the New
Debentures to be issued  thereunder  and the other  documents,  instruments  and agreements  contemplated  thereby as they may be amended or  otherwise  modified form time to time in conformity  with the provisions of Section 1 hereof,  shall hereinafter  be referred to as "Senior  Obligation  Documents".  For purposes of this Subordination Agreement, unless otherwise defined herein, capitalized terms used  herein  shall  have the  respective  meanings  given to such  terms in the
Indenture.

     The Guarantor has  guaranteed  the  obligations  of Sierra under the Credit
Agreement  pursuant to Guarantor's  guaranty (the  "Guaranty")  dated August 23,
2000 in favor of each of the  Agent  and the  Banks  (referred  to herein as the
"Subordinated  Creditors")  under the Credit  Agreement.  The obligations of the
Guarantor to perform under its Guaranty and all amounts payable by the Guarantor to the Agent and the Banks in connection  therewith are hereinafter  referred to as the "Subordinated Obligations".

     Subordinated  Creditors  have  agreed,  subject to the  provisions  of this
Subordination Agreement,  that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter  defined) and pursuant to an amendment to the Credit Agreement, dated as of April 13, 2001, a copy of which is attached
hereto,   the  Banks  have   authorized   and  directed  the  Agent  to  execute
documentation  to evidence the  subordination  of the rights of the Subordinated
Creditors with respect to the Senior Obligations (as hereinafter defined).

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and valuable  consideration,  receipt of which is hereby  acknowledged,  the parties hereto hereby agree as follows:

     1. Agreement to  Subordinate.  The  Subordinated  Creditors  agree that the
Subordinated  Obligations  are and shall be subordinate  and subject in right of payment,  to the extent and in the manner  hereinafter  set forth,  to the prior payment in full of the Senior  Obligations and that payment of the  Subordinated
Obligations is and shall be subordinate, as hereinafter set forth, to the Senior
Obligations.  The term "Senior  Obligations"  shall mean all  obligations of the
Guarantor under the Senior Obligation Documents  including,  without limitation, whether  outstanding  at the date hereof or hereafter  incurred or created,  all obligations  to pay  principal  (which  may  not  exceed  $14,963,000  plus  the aggregate  principal  amount of any New  Debentures  issued under the  Indenture after the date hereof in exchange for the same aggregate principal amount of Old
Debentures),  premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Guarantor,  whether or not determined to be an allowed claim in any such proceeding),  charges,  costs, expenses and fees including,  without limitation, the disbursements and reasonable fees of counsel to the Trustee,  all  obligations  to reimburse or indemnify  the Trustee in any way, and all renewals, extensions, restructurings,  refinancings or refunding of any  indebtedness  under the  Senior  Obligation  Documents  in the  nature of a
"workout" or otherwise.

     The expressions  "prior payment in full",  "payment in full, "paid in full"
or any other  similar  term(s) or  phrase(s)  when used herein  with  respect to
Senior  Obligation  Documents shall mean the payment in full, in cash, of all of the Senior Obligations.

     Notwithstanding the foregoing,  nothing in this Agreement shall prevent the
Subordinated  Creditors  from  exercising  rights or remedies  against Sierra or against  any  guarantor  of  Sierra's  obligations  under the  Credit  Agreement
(including, without limitation, the Guarantor).

     2. Performance on Subordinated  Obligations.  Guarantor will not perform on the Subordinated Obligations,  or take any other action, in contravention of the provisions of this Agreement.

     3.  Additional  Provisions  Concerning   Subordination.   The  Subordinated
Creditors and the Guarantor agree as follows:

     (a) In the  event  of (x)  any  dissolution,  winding  up,  liquidation  or reorganization of the Guarantor (whether voluntary or involuntary and whether in bankruptcy,  insolvency or receivership  proceedings,  or upon an assignment for
the  benefit  of  creditors  or   proceedings   for  voluntary  or   involuntary
liquidation,  dissolution or other winding up of the  Guarantor,  whether or not involving  insolvency or bankruptcy,  or any other marshalling of the assets and liabilities of the Guarantor or otherwise);  or (y) any acceleration of maturity regarding the Senior Obligations:

          (i) all Senior  Obligations shall first be paid to the Trustee for the benefit of the holders of the New  Debentures in full before any payment or distribution  is made upon the  principal  of or  interest  on or any fees, costs, charges or expenses in connection with the Subordinated Obligations;
     and

          (ii) any payment or distribution  of assets of the Guarantor,  whether in cash,  property or securities to which the Subordinated  Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Guarantor, or any receiver, trustee in bankruptcy, liquidating trustee,
     disbursing   agent,   agent  or  other   person   making  such  payment  or
     distribution, directly to the Trustee for the benefit of the holders of the
     New  Debentures,  to  the  extent  necessary  to  pay in  full  all  Senior
     Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the New Debentures  before any payment or distribution is made to the Subordinated Creditors;

     (b) In any  proceeding  referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against the Guarantor:

          (i)  The  Trustee  may,  and  is  hereby  irrevocably  authorized  and empowered (in its own name or in the name of the Subordinated  Creditors or otherwise),  but shall have no obligation to, (A) demand,  sue for, collect and receive every payment or distribution  referred to in subsection (a) of this Section 3 and give acquittance therefor, (B) file claims and proofs of claim in respect of the  Subordinated  Obligations  and (C) take such other action as the Trustee may deem  necessary or advisable  for the exercise or enforcement of any of the rights or interests of the Trustee hereunder; and

          (ii) The  Subordinated  Creditors  will  duly and  promptly  take such action as the Trustee may  reasonably  request to collect the  Subordinated
     Obligations  for the  account of the holders of the New  Debentures  and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Trustee  such powers of attorney,  assignments  or other instruments as the Trustee may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or  distributions  which may be payable or deliverable upon or with respect to the Subordinated Obligations;

     (c) All payments or distributions  upon or with respect to the Subordinated
Obligations  which are received by the  Subordinated  Creditors  contrary to the provisions of this  Agreement  shall be deemed to be the property of the holders of the New Debentures, shall be received in trust for the benefit of the holders of the New Debentures, shall be segregated from other funds and property held by the  Subordinated  Creditors and shall be forthwith paid over to the Trustee for the benefit of the holders of the New Debentures in the same form as so received
(with any necessary  endorsement)  to be applied to the payment or prepayment of the  Senior  Obligations  until the Senior  Obligations  shall have been paid in full;

     4.  Subrogation.  The  Subordinated  Creditors  agree  that no  payment  or distribution  to the Trustee  pursuant to the provisions of this Agreement shall entitle the  Subordinated  Creditors  to exercise any rights of  subrogation  in respect thereof until the Senior  Obligations shall have been paid in full. Upon payment in full of the Senior Obligations,  the Subordinated  Creditors shall be subrogated  to the rights of the Trustee and  holders of the New  Debentures  to receive payments or  distributions of assets of the Guarantor  applicable to the
Senior Obligations until the Subordinated Obligations shall be paid in full.

     5.  Negative  Covenants  of the  Agent.  So  long  as  any  of  the  Senior
Obligations  shall  remain  outstanding,  the Agent will not,  without the prior written  consent of the Trustee  sell,  assign,  pledge,  encumber or  otherwise dispose of the Guaranty  unless such sale,  assignment,  pledge,  encumbrance or other  disposition  is made  expressly  subject to this  Agreement and the other party  to such  sale,  assignment,  pledge,  encumbrance  or  other  disposition consents in writing to be bound by the terms hereof.

     6.  Obligations  Unconditional.  All rights and  interests  of the  Trustee hereunder,  and all agreements and obligations of the Subordinated Creditors and the Guarantor hereunder, shall remain in full force and effect irrespective of:

     (a)  Any  lack of  validity  or  enforceability  of any  Senior  Obligation
Document or any other agreement or instrument relating thereto;

     (b) Any (i) change in the time,  manner or place of  payment  of, or in any other term of, all or any of the Senior Obligations,  other than a change in the stated  maturity or the interest rate of the Senior  Obligations,  or (ii) other amendment  or waiver of or any consent to departure  from any Senior  Obligation
Document;

     (c) Any  exchange,  release  or  nonperfection  of any  collateral,  or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

     (d) Any other  circumstances  which might  otherwise  constitute  a defense available  to, or a discharge  of, either the Guarantor in respect of the Senior
Obligations or of the Subordinated  Creditor or the Guarantor in respect of this
Agreement.

     7. Additional  Agreements and Waivers by the  Subordinated  Creditors.  The
Subordinated  Creditors  agree that the Trustee  shall not have any liability or obligation  to the  Subordinated  Creditors on account of exercise of the rights and remedies of the Trustee under any Senior  Obligation  Document except in the case  of  the  gross  negligence  or  willful  misconduct  of the  Trustee.  The
Subordinated  Creditors  waive the right to commence or pursue any legal  action
(whether  suit,  counterclaim,  cross  claim or other  action) on account of the exercise of the rights and remedies of the Trustee  under any Senior  Obligation
Document and alleging or based on a theory of breach of fiduciary obligations of the  Trustee,  equitable  subordination  of claims of the  Trustee  against  the
Guarantor,  conflicts of interest by the Trustee or similar theories premised in any such case on the  exercise  of control or  influence  on  management  by the
Trustee,  actual  management or control of the Guarantor by the Trustee,  voting any of the stock of the Guarantor, or other pursuit of rights or remedies by the
Trustee under any Senior Obligation Document.

     8. Further Assurances.  The Subordinated  Creditors and the Guarantor will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents,  and take all further action that the Trustee may reasonably request, in order to perfect or otherwise protect any right or interest  granted or  purported  to be granted  hereby or to enable the
Trustee to exercise and enforce its rights and remedies hereunder.

     9. Expenses.  The Guarantor agrees to pay to the Trustee,  upon demand, the amount of any and all reasonable  expenses,  including the  reasonable  fees and expenses of counsel for the Trustee,  which the Trustee may incur in  connection with the  exercise  or  enforcement  of any of the  rights or  interests  of the
Trustee hereunder.

     10. Notice. All demands,  notices and other  communications which any party hereto may desire or may be required to give to any other party  hereunder shall be in  writing  (including  telegraphic  communication)  and  shall  be  mailed, telecopied,  telegraphed  or  delivered  to such other  party at its  address as follows:

               (a)  to the Trustee at:

                    Wells Fargo Bank Minnesota, National Association
                    Sixth & Marquette Avenue: MAC N9303-120
                    Minneapolis, Minnesota  55479
                    Attention:   Tim Mowdy
                    Facsimile:   612-667-9825

               (b)  to the Guarantor at:

                    CII Financial, Inc.
                    2716 North Tenaya Way
                    Las Vegas, Nevada  89128
                    Attention:   David Sonenstein
                    Facsimile:   702-869-2415

               (c)  to the Subordinated Creditors at:

                    Bank of America, N.A.
                    555 South Flower Street, 11th Floor
                    Los Angeles, CA  90071
                    Attention:   David Price
                    Facsimile:   415-503-5011

or to any such party at such other  address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 10. All such demands, notices, and other communications shall be effective  when  received or five  business  days after  mailing,  whichever  is earlier.

     11. Miscellaneous.

     (a) No amendment  of any  provision  of this  Agreement  shall be effective unless it is in  writing  and  signed  by the Agent on behalf of itself  and the
Subordinated  Creditors,  the  Guarantor  and the Trustee,  and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Trustee, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure  on the part of the  Trustee  to  exercise,  and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or  partial  exercise  of any such  right  preclude  any other or further exercise thereof or the exercise of any other right.

     (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction,  shall, as to such jurisdiction,  be ineffective to the extent of such prohibition or invalidity  without  invalidating the remaining  portions hereof or thereof or affecting the validity or  enforceability of such provision in any other jurisdiction.

     (d) This Agreement shall be binding on the  Subordinated  Creditors and the
Guarantor  and  their  respective   successors  and  assigns  including  without
limitation  any  holders  of  the   instruments   evidencing  the   Subordinated
Obligations.

     (e) This  Agreement  may be  executed by one or more of the parties to this
Agreement on any number of separate  counterparts,  and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) This  Agreement  shall be governed by and construed in accordance  with the laws of the State of New York.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first above
written.

                                    CII FINANCIAL, INC.

                                    By: /s/ Kathleen M. Marlon
                                           Name:  Kathleen M. Marlon
                                           Title: President, Chief Executive
                                           Officer and Chairman

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent for itself and on behalf of the other
                                    Subordinated Creditors

                                    By:   /s/ David Price
                                             Name:  David Price
                                             Title:  Vice President

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee

                                    By:   /s/ Jane Y. Schwieger
                                             Name:  Jane Y. Schweiger
                                             Title:  Assistant Vice President